UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  July 26, 2004
                                                          --------------------


GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2004 providing for the issuance of GSAMP Trust 2004-SEA2 Mortgage Pass-Through Certificates, Series 2004-SEA2)
-------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)


           Delaware                333-100818-41              13-6357101
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                       85 Broad Street New York, NY 10004
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                    (Address of principal executive offices)

Registrant's telephone number, including area code : (212) 902-1000
                                                     ------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSAMP Trust 2004-SEA2 Mortgage Pass-Through Certificates, Series 2004-SEA2 pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2004 among GS Mortgage Securities Corp., as depositor, Ocwen Federal Bank FSB, servicer, Bank One, N.A., as servicer and responsible party, and JPMorgan Chase Bank, as trustee and backup servicer.

     On July 26, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 26, 2004 is filed as
               Exhibit 99.1 hereto.

GSAMP Trust 2004-SEA2
Mortgage Pass-Through Certificates, Series 2004-SEA2
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK, not in its individual capacity, but solely as Trustee and Backup Servicer under the Agreement referred to herein

Date: August 3, 2004        By: /s  Mary Fonti
                            --------------------------------------------
                               Mary Fonti
                               Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 26, 2004

Exhibit 99.1
Monthly Certificateholder Statement on July 26, 2004




                             GSAMP Trust 2004-SEA2
              Mortgage Pass-Through Certificates, Series 2004-SEA2
                                 July 26, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized      Deferred    Principal
Class          Value       Balance             Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1         52,000,000.00      52,000,000.00    1,994,955.45    66,300.00    2,061,255.45       0.00        0.00       50,005,044.55
A2A       355,360,000.00     355,360,000.00   16,281,905.61   431,762.40   16,713,668.01       0.00        0.00      339,078,094.39
A2B        69,040,000.00      69,040,000.00            0.00    97,346.40       97,346.40       0.00        0.00       69,040,000.00
M1         46,554,000.00      46,554,000.00            0.00    69,132.69       69,132.69       0.00        0.00       46,554,000.00
M2         43,450,000.00      43,450,000.00            0.00    84,075.75       84,075.75       0.00        0.00       43,450,000.00
M3         15,518,000.00      15,518,000.00            0.00    34,100.81       34,100.81       0.00        0.00       15,518,000.00
M4         10,863,000.00      10,863,000.00            0.00    27,130.34       27,130.34       0.00        0.00       10,863,000.00
M5          9,931,000.00       9,931,000.00            0.00    27,781.97       27,781.97       0.00        0.00        9,931,000.00
B1         11,794,000.00      11,794,000.00            0.00    47,146.51       47,146.51       0.00        0.00       11,794,000.00
B2          6,207,000.00       6,207,000.00            0.00    24,812.48       24,812.48       0.00        0.00        6,207,000.00
R1                  0.00               0.00            0.00         0.00            0.00       0.00        0.00                0.00
UT_R                0.00               0.00            0.00         0.00            0.00       0.00        0.00                0.00
TOTALS    620,717,000.00     620,717,000.00   18,276,861.06   909,589.35   19,186,450.41       0.00        0.00      602,440,138.94

AIO       220,093,000.00     220,093,000.00            0.00   917,054.17      917,054.17       0.00        0.00      209,190,000.00
X         620,717,742.11     620,717,742.11            0.00         0.00            0.00       0.00        0.00      605,336,401.37
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     CUSIP         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1       36228F5V4     1,000.00000000    38.36452788   1.27500000   39.63952788     961.63547212          A1        1.700000 %
A2A      36228F5W2     1,000.00000000    45.81805946   1.21500000   47.03305946     954.18194054          A2A       1.620000 %
A2B      36228F5X0     1,000.00000000     0.00000000   1.41000000    1.41000000   1,000.00000000          A2B       1.880000 %
M1       36228F5Z5     1,000.00000000     0.00000000   1.48500000    1.48500000   1,000.00000000          M1        1.980000 %
M2       36228F6A9     1,000.00000000     0.00000000   1.93500000    1.93500000   1,000.00000000          M2        2.580000 %
M3       36228F6B7     1,000.00000000     0.00000000   2.19750032    2.19750032   1,000.00000000          M3        2.930000 %
M4       36228F6C5     1,000.00000000     0.00000000   2.49749977    2.49749977   1,000.00000000          M4        3.330000 %
M5       36228F6D3     1,000.00000000     0.00000000   2.79749975    2.79749975   1,000.00000000          M5        3.730000 %
B1       36228F6E1     1,000.00000000     0.00000000   3.99749958    3.99749958   1,000.00000000          B1        5.330000 %
B2       36228F6F8     1,000.00000000     0.00000000   3.99749960    3.99749960   1,000.00000000          B2        5.330000 %
TOTALS                 1,000.00000000    29.44475672   1.46538495   30.91014167     970.55524328

AIO      36228F5Y8     1,000.00000000     0.00000000   4.16666668    4.16666668     950.46185022          AIO       5.000000 %
X        36228F6G6     1,000.00000000     0.00000000   0.00000000    0.00000000     975.22007235          X         0.000000 %
-----------------------------------------------------------------------------------------------------  -------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                        Email: Belen.Bautista@chase.com

                    ---------------------------------------

Sec. 4.03(i)    Principal Allocation
                                        Total                                                                 18,276,861.06
                                                               Principal Prepayments                          14,821,357.86
                                                               Liquidation Proceeds                                    0.00
Sec. 4.03(ii)   Interest Allocation
                                        Total                                                                  1,826,643.52
                                                               Unpaid Interest Paid                                    0.00
                                                               Unpaid Interest Remaining                               0.00
                                                               Basis Carry Forward Amount                              0.00
                                                               Basis Carry Forward Amount Paid                         0.00
Sec. 4.03(iii)  Payment Shortfall
                                        Class A1
                                                               Interest Shortfall                                      0.00
                                                               Principal Shortfall                                     0.00

                                        Class A2A
                                                               Interest Shortfall                                      0.00
                                                               Principal Shortfall                                     0.00

                                        Class A2B
                                                               Interest Shortfall                                      0.00
                                                               Principal Shortfall                                     0.00

                                        Class AIO
                                                               Interest Shortfall                                      0.00


                                        Class M1
                                                               Interest Shortfall                                      0.00
                                                               Principal Shortfall                                     0.00

                                        Class M2
                                                               Interest Shortfall                                      0.00
                                                               Principal Shortfall                                     0.00

                                        Class M3
                                                               Interest Shortfall                                      0.00
                                                               Principal Shortfall                                     0.00

                                        Class M4
                                                               Interest Shortfall                                      0.00
                                                               Principal Shortfall                                     0.00

                                        Class M5
                                                               Interest Shortfall                                      0.00
                                                               Principal Shortfall                                     0.00

                                        Class B1
                                                               Interest Shortfall                                      0.00
                                                               Principal Shortfall                                     0.00

                                        Class B2
                                                               Interest Shortfall                                      0.00
                                                               Principal Shortfall                                     0.00

Sec. 4.03(v)    Ending Pool Stated Principal Balance                                                         605,336,401.37

Sec. 4.03(vi)   Servicing Fees Paid                                                                              284,495.64

Sec. 4.03(viii) Advances                                                                                               0.00
                                        Current Period Advances                                                        0.00
                                        Outstanding Advances                                                           0.00

Sec. 4.03(ix)                                                                                                          0.00
                                        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                                          Group 1
                                                                                   Principal
                                          Period                Number               Balance              Percentage
                                         0-30 days                   6,947          514,326,647.12                 84.97 %
                                         31-60 days                    777           64,348,465.49                 10.63 %
                                         61-90 days                    242           19,954,587.13                  3.30 %
                                         91+days                        85            6,706,701.63                  1.11 %
                                          Total                      8,051          605,336,401.37                100.01 %

Sec. 4.03(xi, xii)      REO Loans
                                          Number and Aggregate Principal Amounts of REO Loans
                                                                  Group 1
                                                                                       Principal
                                                                  Number               Balance               Percentage
                                                                            0                    0.00               0.00%

                                          Market Value of REO Loans                                                    0.00

                                          Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                                  Group 1
                                                                                       Principal
                                                                  Number               Balance               Percentage
                                                                            0                    0.00                 0.00 %

                                          Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                                  Group 1
                                                                                       Principal
                                                                  Number               Balance               Percentage
                                                                            0                    0.00                 0.00 %

Sec. 4.02(x)            12 Month Scheduled Payments
                              1st Preceding Month
                                                     Scheduled Monthly Payments on all Loans                      5,592,505.60
                                                     Scheduled Monthly Payments on 60+ Day Delinquent Loans       1,144,079.11


Sec. 4.03(xiii)         Trigger Event                                                                                    NO

Sec. 4.03(xiv)          Excess Reserve Fund Account Balance                                                            0.00

Sec. 4.03(xv)           Realized Losses
                                                Current Losses                                                         0.00
                                                Cumulative Losses                                                      0.00

Sec. 4.03(xvi)          Net Monthly Excess Cashflow                                                            2,895,520.32
                                                Appled Realized Losses Paid                                            0.00
                                                Unpaid Interest Amounts Paid                                           0.00

Sec. 4.03(xvii)         Overcollateralization
                                                Overcollateralization Amount                                   2,896,262.43
                                                Specified Overcollateralization Amount                         3,103,588.71

Sec. 4.03(xviii)        Interest Cap Payments                                                                          0.00

Sec. 4.03(xix)          Cumulative Loss Percentage                                                                 0.0000 %

Sec. 4.03(xx)           Class X Distribution

Sec. 4.03(xxi)          Subsequent Recoveries

Trustee Paid                                                                                                      25,863.24


Relief Act Reductions
                        Total                                                                                          0.00
                                                Class A1 Interest Reduction                                            0.00
                                                Class A2A Interest Reduction                                           0.00
                                                Class A2B Interest Reduction                                           0.00
                                                Class AIO Interest Reduction                                           0.00
                                                Class M1 Interest Reduction                                            0.00
                                                Class M2 Interest Reduction                                            0.00
                                                Class M3 Interest Reduction                                            0.00
                                                Class M4 Interest Reduction                                            0.00
                                                Class M5 Interest Reduction                                            0.00
                                                Class B1 Interest Reduction                                            0.00
                                                Class B2 Interest Reduction                                            0.00
Net PPIS Reductions
                        Total                                                                                          0.00
                                                Class A1 Interest Reduction                                            0.00
                                                Class A2A Interest Reduction                                           0.00
                                                Class A2B Interest Reduction                                           0.00
                                                Class AIO Interest Reduction                                           0.00
                                                Class M1 Interest Reduction                                            0.00
                                                Class M2 Interest Reduction                                            0.00
                                                Class M3 Interest Reduction                                            0.00
                                                Class M4 Interest Reduction                                            0.00
                                                Class M5 Interest Reduction                                            0.00
                                                Class B1 Interest Reduction                                            0.00
                                                Class B2 Interest Reduction                                            0.00


                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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